Exhibit 99.1
Keefe, Bruyette & Woods New York, New York December 16, 2010 www.newbridgebank.com NASDAQ: NBBC 2

Forward Looking Statements Information in this presentation may contain forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company’s filings with the SEC, including without limitation, Forms 10-K, 10-Q and 8-K. NewBridge Bancorp undertakes no obligation to revise these statements following the date of this presentation.

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Closing Remarks 3

Corporate Profile Headquarters: Greensboro, NC Ticker: NBBC Assets: $1.9 billion Branch locations: 31 Tangible book: $7.00 per share Price to tangible book: 51% Common equity to assets: 6.13% Risk weighted capital: 13.11% 4

Corporate Profile As of September 30, 2010. 31 Virginia 1 Coastal — NC 3 Piedmont Triad — NC 27 Branch Locations 5

Background NewBridge Bancorp Formed July 2007 from a merger of equals Two mature franchises in proximate location of NC’s third largest MSA Strong core deposits with an opportunity to expand market share New management team overcoming challenges Legacy organizations lacked uniform credit culture and defined performance culture Bank locations were not positioned to serve the financial districts of the MSA Largest market share competitor experienced a liquidity crisis 6

Leadership LIVING our Guiding Principles FOCUSING on our Vision and Mission EXECUTING our Strategic, Operating and Profit Plans Pressley A. Ridgill, CPA, CFP® (58) President and Chief Executive Officer 35 years of banking and financial services experience Ramsey K. Hamadi, CPA, MBA (41) Executive Vice President and Chief Financial Officer 19 years of banking and financial services experience David P. Barksdale (46) Executive Vice President and Chief Banking Officer 20 years of banking experience William W. Budd, Jr. (48) Executive Vice President and Chief Credit Officer 25 years of banking experience Robin S. Hager (48) Executive Vice President and Chief Resource Officer 26 years of banking experience Pictured (from left to right): Robin Hager, Wes Budd, Pressley Ridgill (center), David Barksdale and Ramsey Hamadi. 7

Significant Accomplishments Profitable in each of the last four quarters Charged off $100 million of loans and OREO since 2007 Reduced branches from 42 to 31 Reduced staff from 690 to 487 Improved core efficiency from 85% to 65% Increased core deposits from 45% to 63% Improved asset liability management practices Developed robust risk management policies and procedures 8

Branch Planning 2010 Branch Plan — close seven, open two Eliminate low performing branches Costs of closure are generally low due to age of facilities Commercial growth opportunities are limited in mature rural communities Reduce overlapping locations Open offices convenient to the commercial districts in: Greensboro Winston-Salem High Point9

10 NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Closing Remarks 11

Nine Months 2010 Results Net income totaled $2.3 million Net interest income increased $9.5 million Net interest margin improved 98 basis points to 4.01% Provision for credit losses declined $13.6 million from prior year Nonperforming loans fell 37% from the peak level (excluding TDRs) Core deposits increased 15% for the year Core efficiency improved to 67% Tangible book value per share increased to $7.00 11

Trends $(7,000) $(6,000) $(5,000) $(4,000) $(3,000) $(2,000) $(1,000) $- $1,000 $2,000 ($ thousands) Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 ($ thousands) Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 2.50% 3.00% 3.50% 4.00% 4.50% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Net Income Total Risk-Based Capital Provision for Credit Losses Net Interest Margin 12

Managing Net Interest Margin NIM increased 82 basis points to 4.09% in Q3 2010 Maintained disciplined loan pricing strategies Interest rate floors, pricing on yield curve Courage and confidence to price according to risk Continued our core deposit relationship strategies over the last year Incentives shifted to core deposits from single service time deposits Deposit costs decreased 104 basis points Time deposits reduced $264 million Core deposits increased $162 million Improved asset liability management practices 13

Growing Core Deposits DDA 10% NOW, Savings & Money Market 39% Time Deposits 51% DDA 11% Time Deposits 37% NOW, Savings & Money Market 52% September 2010 September 2009 14

Non-Interest Income Investment Services, Trust, Mortgage Banking and Private Banking Investment and Trust Services revenues increased 20% over prior year NewBridge Bank ranked #15 nationally within Raymond James Private Banking initiative launched (late 2009) Bradford Mortgage acquisition (December 2009) resulting in a 160% increase in mortgage revenues over prior year Growth in mortgage revenue and investment fees have offset modest declines in deposit fee income 15

Controlling Non-Interest Expense Implemented disciplined Profit Plan accountability Lowered 2009 operating non-interest expense $8.9 million Lowered nine months 2010 operating expense $3.8 million August 2010 core processing system conversion Significant expense savings Increased functionality Franchise Validation Plan developed and implemented Investing in sales staff Efficiency, net of OREO related expense, improved from 88% in Q3 2009 to 65% in Q3 2010 Reduced branches from 42 at merger to 31 at September 2010 Reduced staff from 690 at merger to 487 16

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Closing Remarks 17

Improving Asset Quality Nonperforming loans, net of TDRs, declined 37% from June 2009 peak NPAs and Total Past Dues peaked in February 2010 30-89 day Past Dues are down 11% YTD and 21% since February peak AD&C portfolio has contracted $26 million, or 16% YTD NBBC is materially below the FFIEC high CRE concentration definition Texas Ratio*: 59.4% at December 2009 55.9% at September 2010 * Texas ratio equals nonperforming assets divided by the sum of tangible common equity and allowance for credit losses. 18

Loan Composition *Includes owner occupied R/E of $194.0 million. Commercial Income Producing Rental 1-4 Commercial Const. and A&D/Raw Land Residential Const. and Lots/A&D C and I* Consumer 39% 16% 6% 6% 4% 29%* September 2010 19

AD&C Portfolio Mix ($ in millions) September 30, 2010 $17.1 $3.6 $31.4 $49.4 $24.2 $13.8 Residential Construction — Builder Spec Residential Construction — Pre Sold Residential A&D Commercial Construction Commercial Raw Land Acquisition & Development — Commercial Total AD&C Portfolio: $139.5 million 20

Income Producing CRE by Collateral Type ($ in millions) $29.3 $4.9 $16.6 $32.2 $37.2 $36.5 $51.4 $11.1 Residential Rental C-Store Hotel/motel Industrial Office Retail Special Purpose/other Restaurant September 30, 2010 Total Including Producing Portfolio: $219.2 million 21

Nonperforming Asset Trends $15 $25 $35 $45 $55 $65 $75 $85 $95 ($ millions) Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Nonaccruing loans Troubled debt restructured loans OREO Nonaccruing Loans, TDR and OREO 22

Impaired and Potential Problem Loans Sept. 10 Dec. 09 Loans evaluated for impairment $4 0,621 $ 46,122 Other nonperforming loans 1 1,399 1 2,107 Total nonperforming loans 5 2,020 5 8,229 Other potential problem loans 1 18,067 6 6,725 Total impaired and potential problem loans $170,087 $ 124,954 23

Impaired and Potential Problem Loans September 30, 2010 $38.0 $23.0 $33.0 $23.0 $42.0 $11.0 Coastal Credit Admin Forsyth/Stokes GSO/Ala/Rock Lex/HP/Tville Virginia By Purpose By Market $29.1 $20.1 $28.8 $34.9 $24.6 $32.5 Residential AD&C Commercial AD&C Commercial Real Estate Commercial Owner Occupied 1-4 Family Commercial & Industrial Total impaired and potential problem loans: $170.0 million ($ in millions) 24

Migration of Potential Problem Loans Substandard Doubtful $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 ($ millions) Jan Feb March April May June July Aug Sept $0 $20 $40 ($ millions) Jan Feb March April May June July Aug Sept 25

26 ALLL Analysis Charged off $100 million of loans and OREO since 2007 Non-accruals have been written down 18% as of Q3 2010 ALLL to total loans is 2.59% as of Q3 2010 — UBPR Peer percentage — 2.19% 92% of ALLL is in general reserves $35.6 million ALLL covers charge-off run rate of 1.60x 26

Risk Management Infrastructure Internal Loan Review reports to Board Credit Committee External Loan Review engaged by Board Credit Committee Appraisal/Valuation function is independent from production Centralized Construction Administration Centralized Retail and Small Business Underwriting Fully automated commercial loan origination platform Loan concentration parameters set at market level and product level 27

NBBC Overview Recent Performance Outlook Closing Remarks 28

Outlook Increased profit on a smaller balance sheet Credit related costs expected to decline Net interest margin stable at 4% Credit improvement has relieved pressure to raise capital Measured investment in profitable business lines Continued focus on cost management culture Prepared to be an opportunistic/strategic acquirer TARP repayment is not a near-term priority Time will provide investors with greater clarity regarding value of NBBC Strategic acquisitions could necessitate capital raise 29

30 NBBC Overview Recent Performance Outlook Closing Remarks

Summary Thriving community bank with critical mass Improving asset quality Gaining deposit share in an attractive MSA Talented management team No immediate capital needs Pursuing organic and acquired growth opportunities Trading at a deep discount to a growing tangible book value 31

Keefe, Bruyette & Woods New York, New York December 16, 2010 www.newbridgebank.com NASDAQ: NBBC